UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2008

NEONODE INC.
(Exact name of issuer of securities held pursuant to the plan)

Commission File Number 0-8419

Delaware	94-1517641
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

4000 Executive Parkway, Suite 200, San Ramon, CA  94583
 (Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:
 (925) 355-7700 — USA

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 3.02	Unregistered Sales of Equity Securities	3

Item 9.01	Financial Statements and Exhibits	4

Signatures	5

Exhibit Index

Ex-4.1 Certificate of Designations for the Series A and Series B Preferred Stock

Ex-10.1 Form of Note Conversion Agreement

Ex-10.2 Form of Warrant Conversion Agreement

Ex-10.3 Form of Subscription Agreement

Ex-10.4 Share Exchange Agreement

Ex-99.1 Neonode Proforma Consolidated Balance Sheet

Ex-99.2 Press Release

Item 3.02. Unregistered Sale of Equity Securities

On December 27, 2008, to comply with the relevant NASDAQ maintenance criteria and to raise capital to finance Neonode Inc.’s (the “Registrant”) business going forward, the Board of Directors of the Registrant approved the entry by the Registrant into several refinancing and capital raising agreements (together, the “Refinancing Agreements”) relating to the unregistered sale of up to an aggregate amount of 1,000,002 shares of the Registrant’s preferred stock, par value $0.001 per share.

On December 29, 2008, the Registrant commenced entering into Note Conversion Agreements with the holders of convertible notes and promissory notes of the Registrant note holders in the aggregate amount of up to $6,341,611, for the issuance of up to 250,000 shares of Series A Preferred Stock in exchange for the surrender of the Convertible Notes by the note holders.  As of the date of this Report, the Registrant has entered into Note Conversion Agreements with 25 out of 27 note holders for the surrender of notes in the aggregate amount of $6,187,930 in consideration for the issuance of 232,915.52 shares of Series A Preferred Stock.

On December 29, 2008, the Registrant commenced entering into Warrant Conversion Agreements with the holders of warrants for the purchase of shares, notes, and/or additional warrants of the Registrant, for the issuance of up to 100,934 shares of Series B Preferred Stock in exchange for the surrender of the warrants by the warrant holders.  As of the date of this Report, the Registrant has entered into Warrant Conversion Agreements with 57 out of 129 warrant holders for the issuance of 76,491.41 shares of Series B Preferred Stock.

On December 30, 2008, the Registrant commenced entering into Subscription Agreements  with certain subscribers (the “Subscribers”), for the  issuance of up to 150,000 shares of Series A Preferred Stock to the Subscribers, at a price equal to $10 per share, for an aggregate purchase price of up to $1,500,000.  As of the date of this Report, the following Subscribers have signed Subscription Agreements and have agreed to invest an aggregate of $959,404 in the Registrant:  Iwojima Sarl, Pertus Holdings S.A., PA Brazil Holding B.V., Anders Stjernstrom, Magnus Lindhal, American Investment LTD, Longview Fund LP and Dectra Sarl.

On December 30, 2008, the Registrant entered into a Share Exchange Agreement with AB Cypressen 9683 (“NewCo”), and the stockholders of NewCo:  Iwojima Sarl, Wirelesstoys AB, and Athemis Ltd. (the “NewCo Stockholders”), pursuant to which the Registrant agreed to acquire all of the issued and outstanding shares of NewCo in exchange for the issuance of 495,000 shares of Series A Preferred Stock to the NewCo Stockholders.  Pursuant to the terms of the Share Exchange Agreement, upon the closing of the transaction, NewCo will become a wholly-owned subsidiary of the Registrant.

In addition, the Registrant has agreed to issue 4,068 shares of Series A Preferred Stock to Ellis International LP as full consideration for certain brokerage services supplied by Ellis International LP to the Registrant.

The rights, preferences, privileges, and restrictions of the Preferred A Stock and of the Preferred B Stock are as described in the Certificate of Designations filed by the Registrant with the Delaware Secretary of State.  A copy of the Certificate of Designations is attached hereto as Exhibit 4.1., and is incorporated herein by reference.  Initially, each share of Preferred A Stock and each share of Preferred B Stock is convertible into one share of the Registrant’s common stock.

Any modification of the conversion rate for the conversion of the shares of preferred stock to be issued pursuant to the Refinancing Agreements into shares of common stock is subject to stockholder approval. In accordance with the NASDAQ rules, shareholder approval is a prerequisite to any modification of the conversion rate and subsequent issuance of common stock securities and, as such, no shares of the preferred stock issued in these transactions can be converted into common stock other than on a 1 for 1 basis until the required shareholder approval is obtained.

The foregoing description of the Note Conversion Agreement is qualified in its entirety by reference to the Form of Note Conversion Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

The foregoing description of the Warrant Conversion Agreement is qualified in its entirety by reference to the Form of Warrant Conversion Agreement attached hereto as Exhibit 10.2, and incorporated herein by reference.

The foregoing description of the Subscription Agreement is qualified in its entirety by reference to the Form of Subscription Agreement attached hereto as Exhibit 10.3, and incorporated herein by reference.

The foregoing description of the Share Exchange Agreement is qualified in its entirety by reference to the Share Exchange Agreement in the form attached hereto as Exhibit 10.4, and incorporated herein by reference.

We expect that the issuance of shares of our preferred stock pursuant to the terms of the Refinancing Agreements will be exempt from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D and/or Regulation S promulgated thereunder, based upon our compliance with such rules and regulations.

We expect the unregistered sale of shares of preferred stock to U.S. persons to comply with the provisions of Regulation D under the Securities Act, as we will be selling these shares to “accredited investors” within the meaning of Regulation D.  We expect the unregistered sale of shares of preferred stock to non-U.S. persons to comply with the requirements of Regulation S under the Securities Act, as we will be selling these shares of preferred stock to the persons who are not U.S. Persons within the meaning of Regulation S in an offshore transaction, and no selling efforts were made in the U.S.

The shares of preferred stock to be issued in the unregistered sales will not be registered under the Securities Act, or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

We expect the initial closing of the transactions contemplated by the Refinancing Agreements to occur on or before December 31, 2008.

The completion of the foregoing transactions allows the Company to regain compliance with Nasdaq Marketplace Rule 4310(c)(3)(A) (the “Rule”) which requires the Company to maintain a minimum stockholders’ equity of $2,500,000 and provides sufficient shareholders’ equity to maintain compliance with the Rule. The Company has also paid the $43,615.08 past due Nasdaq listing fees. There can be no assurance that the Nasdaq Listings Qualifications Panel will grant the Company’s request for continued listing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

4.1
Certificate of Designations for the Series A and Series B Preferred Stock filed on December 29, 2008 with the Secretary of State of Delaware designating the rights, preferences, privileges, and restrictions of the Preferred A Stock and of the Preferred B Stock.

10.1	Form of Note Conversion Agreement dated as of December 29, 2008, by and between the Registrant and the note holders.

10.2	Form of Warrant Conversion Agreement Stock Purchase Agreement, dated as of December 29, 2008, by and between Registrant and the warrant holders.

10.3	Form of Subscription Agreement, dated as of December 29, 2008, by and between the Registrant and the subscribers.

10.4	Share Exchange Agreement, dated as of December 30, 2008, by and between the Registrant, AB Cypressen 9683, and the stockholders of AB Cypressen 9683.

99.1	Neonode Inc Proforma Consolidated Balance Sheet.

99.2	Press release “Neonode Announces Completion of Restructuring and Financing Transactions”, dated December 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEONODE, INC.

	By:	/s/ David W. Brunton
	Name:	David W. Brunton
	Title:	Chief Financial Officer

Date: December 31, 2008